UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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     Date of Report (Date of earliest event reported): June 13, 2006


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
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(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
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              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 13, 2006, Conseco, Inc. (the "Company") entered into an Amendment to Employment Agreement with Eugene M. Bullis, Executive Vice President and Chief Financial Officer of the Company, to extend the term of his employment agreement through May 10, 2007. It had been scheduled to expire on September 10, 2006. There were no changes made to the salary for Mr. Bullis or any other components of his compensation. The amendment is being filed as Exhibit 10.10.1 to this Form 8-K.



Item 9.01. Financial Statements and Exhibits.


    (c)  Exhibit

         10.10.1 Amendment to Employment Agreement dated June 13, 2006, between Conseco, Inc. and Eugene M. Bullis.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

June 19, 2006
                                           By:  /s/ John R. Kline
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                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer